UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 15, 2009 (Date of earliest event reported)

Kayne Anderson Energy Development Company (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00725 (Commission File Number)	20-4991752 (IRS Employer Identification Number)

717 Texas Avenue - Suite 3100, Houston, TX (Address of principal executive offices)		77002 (Zip Code)

(713) 493-2020 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective June 15, 2009, Kayne Anderson Energy Development Company (the “Company”), consented to the assignment of its Custody Agreement (the "Custody Agreement") from the Custodial Trust Company (“CTC”), an affiliate of JP Morgan Securities, Inc., to JPMorgan Chase Bank, N.A ("JPMorgan"). Pursuant to the Custody Agreement, JPMorgan will provide certain custody services for the Company.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
10.1       Consent to Assignment of Custody Agreement, dated June 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Dated: June 19, 2009	By:	/s/ David Shladovsky
David Shladovsky
Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
10.1	Consent to Assignment